FCI Bond Fund (FCIZX)

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 30, 2012

The fifth paragraph of the sub-section “Principal Investment Strategies” in the section “Summary Section – FCI Bond Fund” and the fourth paragraph of the sub-section “Principal Investment Strategies of the Bond Fund” in the section “Additional Information about the Bond Fund’s Principal Strategies and Related Risks” are deleted in their entirety and replaced with the following:

The Fund may invest up to 10% of its assets in high yield bonds (commonly known as “junk bonds”) or in exchange-traded funds and closed end funds that own junk bonds. Junk bonds are bonds rated below BBB or its equivalent by any nationally recognized securities rating organization, or that are unrated but determined by the Advisor to be of comparable quality.

The following paragraph is added to the “Principal Risks” sub-section of the “Summary Section – FCI Bond Fund” section and to the “Principal Risks of Investing in the Bond Fund” sub-section of the “Additional Information about the Bond Fund’s Principal Strategies and Related Risks” section:

High Yield Risk: The Fund may invest a portion of its assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Fund.

Closed End Fund Risk: The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets (i.e., use borrowed money to buy additional assets) in the attempt to enhance their yield. The use of leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment.

This Prospectus Supplement dated November 30, 2012 and the Prospectus dated January 30, 2012 provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated January 30, 2012, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (877) 627-8504.

Supplement dated November 30, 2012 to the Statement of Additional Information of FCI Bond Fund dated January 30, 2012

The sub-section “B. Debt Securities” in the section “Additional Information about the Funds’ Investments and Risk Considerations” is deleted in its entirety and replaced with the following:

B. Debt Securities. Each Fund may invest in debt securities, including debt securities that are convertible into common stocks. Debt and convertible securities purchased by the FCI Equity Fund will consist of obligations that are rated investment-grade (BBB- or better, or for Moody’s, Baa or higher) by at least one nationally recognized independent rating agency such as Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Rating Group (“S&P”) or Fitch Ratings, or unrated debt securities that the Fund considers to be equivalent to such rated investment-grade securities, having at least adequate capacity to pay interest and repay principal.

The FCI Bond Fund may invest up to 10% of its assets in lower-rated bonds that are rated below investment-grade, commonly referred to as “junk bonds” (bonds that are rated below BBB or its equivalent by any nationally recognized securities rating agency rating such bonds, or in unrated bonds that the Advisor believes are of comparable quality), and in exchange traded funds and closed-end funds that invest in these types of bonds. Debt securities rated below investment-grade are considered to have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Advisor’s research and credit analysis are an especially important part of managing securities of this type held by the FCI Bond Fund. In considering investments for the FCI Bond Fund, the Advisor will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The ratings of S&P, Moody’s and other nationally recognized rating agencies represent the opinions of those rating agencies as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see the Appendix.